July 29, 2011

DREYFUS SELECT MANAGERS SMALL CAP Growth  FUND

Supplement to Prospectus
dated June 30, 2010

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Nicholas Investment Partners, L.P. (Nicholas Investment Partners) and King Investment Advisors, Inc. (King Investment Advisors) as additional subadvisers to the fund, effective July 29, 2011 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among five subadvisers – Riverbridge Partners, LLC (Riverbridge), Geneva Capital Management Ltd. (Geneva), Cupps Capital Management, LLC (Cupps), Nicholas Investment Partners, and King Investment Advisors.  The percentage of the fund's assets to be allocated initially to the subadvisers is approximately 30% to Riverbridge, 25% to Geneva, 25% to Nicholas Investment Partners, 10% to Cupps, and 10% to King Investment Advisors.  The percentage of the fund's assets to be allocated to Nicholas Investment Partners and King Investment Advisors, and the reduction to the percentage of the fund's assets currently allocated to the other subadvisers, will occur over time, generally by directing cash in-flows (purchases of fund shares and reinvested distributions) to Nicholas Investment Partners and King Investment Advisors and out-flows (redemptions and expense items) to the other subadvisers.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Nicholas Investment Partners uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics.  Nicholas Investment Partners seeks to identify companies demonstrating a combination of the following:  1) Positive Change:  Companies exhibiting growth that manage change advantageously and are poised to exceed expectations.  Sources of positive change may include a new product, competitive advantage, industry dynamics, regulatory change or management change; 2) Sustainability:  Positive change must also be sustainable and supported by the company's long-term earnings potential, financial strength and quality of management; and 3) Timeliness:  The timeliness of investment is confirmed by evaluating the stock's relative price strength, liquidity, institutional sponsorship, market sentiment and economic factors impacting the company.  Nicholas Investment Partners typically sells a stock that no longer meets the investment criteria of positive change, sustainability or timeliness, which Nicholas Investment Partners confirms through additional research, if the stock appreciates beyond the fund's concentration or capitalization limits, or Nicholas Investment Partners determines that a better investment opportunity exists.

King Investment Advisors adheres to an investment discipline called the Business Valuation Approach.  Specifically, King Investment Advisors seeks to identify stocks that are trading at a discount to their private-market value, reduced price to earnings growth, or at the lower end of their valuation range.  King Investment Advisors looks for stocks that have potential catalysts that should spur appreciation.  This could include companies with a clear commitment to enhancing shareholder value, companies undergoing restructuring, asset sales or stock buybacks, or companies that are a potential acquisition target.  King Investment Advisors employs a bottom-up approach to stock selection.  The sell discipline is driven by fundamentals, but poor relative performance may cause a stock to be considered a candidate for sale.  King Investment Advisors typically sells a stock when price objectives are met, fundamentals change, and/or more attractive opportunities are found.

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Nicholas Investment Partners, 6451 El Sicomoro, Rancho Santa Fe, California 92067, is an employee owned limited partnership formed under Delaware law in March 2006.  As of April 30, 2011, Nicholas Investment Partners had approximately $540 million in assets under management.  Catherine C. Nicholas is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Nicholas Investment Partners.  Ms. Nicholas is a managing partner, chief investment officer and co-founder of Nicholas Investment Partners.

King Investment Advisors, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898, is a privately owned corporation founded January 1, 1981.  King Investment Advisors is 100% employee owned.  As of April 30, 2011, King Investment Advisors had approximately $525 million in assets under management.  Roger E. King, CFA, Pat H. Swanson, CFA, and Leah R. Bennett, CFA, are responsible for the day-to-day management of the portion of the fund's portfolio that is managed by King Investment Advisors.  Messrs. King and Swanson and Ms. Bennett are principals and portfolio managers at King Investment Advisors.  Mr. King, co-founder of King Investment Advisors, has served as president of King Investment Advisors since 1986.  Mr. Swanson is managing director and chief compliance officer of King Investment Advisors, which he joined in 1993.  Ms. Bennett is managing director and chief investment officer of King Investment Advisors, which she joined in 1995.

July 29, 2011

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
dated April 1, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Iridian Asset Management LLC (Iridian) as an additional subadviser to the fund, effective July 29, 2011 (the Effective Date), replacing Riverbridge Partners, LLC (Riverbridge).

As of the Effective Date, the fund's assets will be allocated among five subadvisers – Neuberger Berman Management LLC (Neuberger Berman), Lombardia Capital Partners, LLC (Lombardia), Walthausen & Co., LLC (Walthausen), Thompson, Siegel & Walmsley, LLC (TS&W), and Iridian.  The percentage of the fund's assets to be allocated initially to the subadvisers is approximately 25% to Neuberger Berman, 25% to Lombardia, 20% to Walthausen, 20% to Iridian, and 10% to TS&W.  As of the Effective Date, the sub-investment advisory agreement between The Dreyfus Corporation and Riverbridge was terminated and Iridian assumed responsibility for managing the fund's assets allocated to Riverbridge (less than 10% of the fund's assets).  The remaining percentage of the fund's assets to be allocated to Iridian, as well as the increase to the percentage of the fund's assets currently allocated to Neuberger Berman and Lombardia and the reduction to the percentage of the fund's assets currently allocated to Walthausen and TS&W, will occur over time, generally by directing cash in-flows (purchases of fund shares and reinvested distributions) to Iridian, Neuberger Berman and Lombardia and out-flows (redemptions and expense items) to Walthausen and TS&W.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Iridian uses a bottom-up and value-based approach that is driven by fundamental research.  Iridian seeks to identify companies that are conservatively financed, generate positive free cash flow and have the ability to earn acceptable returns on capital over full business cycles.  Iridian first establishes an investment premise.  Research begins on a company when an investment premise or event indicates that a company is out of favor due to a temporary issue (e.g., excess inventory, work stoppage, etc.), or if a company is underfollowed as a result of a spin-off or corporate reorganization.  Iridian then establishes an economic valuation.  The valuation process emphasizes free cash flow generation and asset values, with particular attention to financial leverage including hidden assets and liabilities, as well as capital expenditures and working capital requirements of the business.  Iridian typically sells a stock if the stock's target price range is achieved, if there is a fundamental deterioration of the factors considered during the stock's selection process, or if a more favorable investment opportunity exists in a similar company that offers a more compelling valuation or superior quality characteristics.

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Iridian, 276 Post Road West, Westport, Connecticut 06880-4704, is a Delaware limited liability company founded in 1996.  Iridian is owned by entities owned or controlled by David L. Cohen and Harold J. Levy, the founders of the firm.  As of April 30, 2011, Iridian had approximately $9.1 billion in assets under management.  Jordan D. Alexander, CFA, and Stephen A. Friscia, Jr., CFA, are responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Iridian.  Messrs. Alexander and Friscia are both managing directors of Iridian, which they joined in December 2009.  Previously, they served as portfolio managers of small-cap portfolios from 2008 to 2009 at MacKay Shields, from 2006 to 2008 at Bear Stearns Asset Management, and from 2003 to 2006 at BKF Asset Management (formerly John A. Levin & Co.).

July 29, 2011

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Statement of Additional Information
dated June 30, 2010

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "Description of the Company and Funds" and "Management Arrangements":

The Manager has engaged Nicholas Investment Partners, L.P. ("Nicholas Investment Partners") and King Investment Advisors, Inc. ("King Investment Advisors" and, together with Nicholas Investment Partners, Riverbridge, Geneva and Cupps, the "Sub-Advisers") to serve as additional subadvisers to the Fund and to provide day-to-day management of that portion of the Fund's assets allocated to Nicholas Investment Partners and King Investment Advisors, respectively, effective July 29, 2011.

Nicholas Investment Partners is an employee owned limited partnership formed under Delaware law in March 2006.  Nicholas Investment Partners is located at 6451 El Sicomoro, Rancho Santa Fe, California 92067.  As of April 30, 2011, Nicholas Investment Partners had approximately $540 million in assets under management.  Catherine C. Nicholas is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Nicholas Investment Partners.  John D. Wylie is an additional portfolio manager.

King Investment Advisors is a privately owned corporation founded January 1, 1981.  King Investment Advisors is located at 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898.  As of April 30, 2011, King Investment Advisors had approximately $525 million in assets under management.  Roger E. King, CFA, Pat H. Swanson, CFA, and Leah R. Bennett, CFA, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by King Investment Advisors.

Portfolio Manager Compensation — Nicholas Investment Partners.  Portfolio managers are partners of the firm.  Nicholas Investment Partners' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas Investment Partners' clients, rewards investment performance and promotes teamwork through their partnership in the firm.  Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas Investment Partners.  In addition to cash compensation, portfolio managers receive a benefit package.

Portfolio Manager Compensation — King Investment Advisors.  Total compensation for the portfolio management team, in which each member is a principal of King Investment Advisors, includes a fixed annual salary and may include a discretionary annual bonus.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Ms. Nicholas, the Fund's primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Nicholas Investment Partners, and Messrs. King and Swanson and Ms. Bennett, the Fund's primary portfolio managers responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by King Investment Advisors, and assets under management in those accounts as of April 30, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Catherine C. Nicholas (Nicholas Investment Partners)	1	$24 million	2	$89 million	17	$325 million
Roger E. King (King Investment Advisors)	1	$10.5 million	10	$125.6 million	271	$381.1 million
Pat H. Swanson (King Investment Advisors)	0	N/A	10	$125.6 million	271	$381.1 million
Leah R. Bennett (King Investment Advisors)	1	$10.5 million	10	$125.6 million	271	$381.1 million

One of the pooled accounts managed by Ms. Nicholas includes four accounts (with aggregate assets of approximately $4 million) that are subject to performance-based advisory fees.  None of the other accounts managed by Ms. Nicholas nor any of the accounts managed by the other portfolio managers is subject to a performance-based advisory fee.

As of the date of this Supplement, none of the portfolio managers beneficially owns any shares of the Fund.

Conflicts of Interest — Nicholas Investment Partners.  Nicholas Investment Partners recognizes that potential conflicts of interest may arise as a result of Nicholas Investment Partners' portfolio management services for other portfolios (including proprietary accounts).  Nicholas Investment Partners has adopted policies and procedures reasonably designed to address these conflicts such as trade allocation and aggregation policies to ensure the investment opportunities are allocated in a fair and equitable manner among all accounts managed by the firm.  If Nicholas Investment Partners is unable to purchase the entire amount of a particular security, the amount available is generally allocated pro-rata among the Fund and other eligible accounts.  Nicholas Investment Partners has also adopted a Code of Ethics policy that covers personal trading restrictions and reporting requirements by all Nicholas Investment Partners employees.

Conflicts of Interest — King Investment Advisors.  King Investment Advisors has a diverse client base consisting of institutions and individuals.  Conflicts of interest may arise as King Investment Advisors exercises its fiduciary duty to manage these client portfolios.  Most typically, conflicts can arise in the aggregation and the allocation of trades to purchase or sell securities in all of these accounts during a limited time period.  Among King Investment Advisors' discretionary clients, King Investment Advisors has informed the Fund that the Fund will not receive preferential treatment nor will it be disadvantaged.  In its Code of Ethics and Compliance Manual, King Investment Advisors has identified such potential risks and developed policies and procedures to mitigate the conflicts and to treat clients fairly.  King Investment Advisors has informed the Fund that it vigorously enforces these policies and conducts forensic testing, firm-wide, on a regular basis to monitor the implementation of the guidelines.

July 29, 2011

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated April 1, 2011

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "Description of the Company and Fund" and "Management Arrangements":

The Manager has engaged Iridian Asset Management LLC ("Iridian" and, together with Neuberger Berman, Lombardia, Walthausen and TS&W, the "Sub-Advisers") to serve as an additional subadviser to the Fund, replacing Riverbridge Partners, LLC (which no longer serves as a subadviser to the Fund), and to provide day-to-day management of that portion of the Fund's assets allocated to Iridian, effective July 29, 2011.

Iridian is a Delaware limited liability company founded in 1996.  Iridian is located at 276 Post Road West, Westport, Connecticut 06880-4704.  As of April 30, 2011, Iridian had approximately $9.1 billion in assets under management.  Jordan D. Alexander, CFA, and Stephen A. Friscia, Jr., CFA, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Iridian.

Portfolio Manager Compensation — Iridian.  Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm.  Bonuses are based on performance.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Messrs. Alexander and Friscia, the Fund's primary portfolio managers responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Iridian, and assets under management in those accounts as of April 30, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Jordan D. Alexander (Iridian)	0	N/A	1	$9.1 million	6	$31.5 million
Stephen A. Friscia, Jr. (Iridian)	0	N/A	1	$9.1 million	6	$31.5 million

None of the accounts managed by the portfolio managers is subject to a performance-based advisory fee.

As of the date of this Supplement, none of the portfolio managers beneficially owns any shares of the Fund.

Conflicts of Interest — Iridian.  Iridian seeks to minimize any potential conflicts primarily by managing all client accounts invested in a particular strategy in the same manner.  This is achieved by allocating appropriate securities in a fair and equitable manner across client accounts within a given strategy without regard to any particular fee structure.  Iridian employs an automated order management system which allocates securities among client accounts in a particular strategy on a pro-rata basis.  In addition, Iridian has written trade allocation policies and procedures, and an ongoing monitoring plan.

Generally, Iridian will trade in blocks of securities composed of assets from multiple clients' accounts so long as transaction costs are shared equally and on a pro-rata basis between all accounts included in any such block.  Iridian believes that block trading generally allows the execution of equity trades in a more timely, efficient and equitable manner and reduces the overall transaction costs to clients, although these results cannot be assured.

Generally, trades will be allocated on a pro-rata basis across a particular investment strategy.  From time to time an order for the same security may be placed for more than one investment strategy.  Generally, should these orders be placed simultaneously or within a reasonably short time of each other, they will be transmitted to a broker as a single order and be allocated on a pro-rata basis across all participating investment strategies.